This is filed pursuant to Rule 497(e).

File Nos. 2-70427 and 811-03131.
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 ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT [LOGO](SM)

                                 THE ALLIANCEBERNSTEIN GROWTH FUNDS

                                  AllianceBernstein Technology Fund

Supplement dated June 9, 2003 to the Prospectus dated March 31, 2003 of The AllianceBernstein Growth Funds that offers the Class A, B, C and Advisor Class shares of the AllianceBernstein Technology Fund (the "Fund"). This Supplement supersedes certain information under the section "Description of the Funds" in the Prospectus.

The Fund's shareholders approved all of the proposals, including those proposals discussed on pages 24 and 32 of the Prospectus, presented at the special shareholders' meeting held on April 22, 2003.

You should retain this Supplement with your prospectus for future reference.

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(SM) This is a service mark used under license from the owner.

00250.0200 #410796